EXHIBIT 10.22



                 ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION'S
        RETIREMENT MEDICAL AND DENTAL BENEFIT POLICY FOR SENIOR OFFICERS
                            (VICE PRESIDENTS & ABOVE)


Statement of Policy

Effective July l, 1993, Astoria Federal will provide retirement medical and dental insurance benefits for senior officers (Vice Presidents and above), spouse and family, subject to the eligibility provisions of the plan. The benefits provided would be the standard options defined as the primary plans reported on IRS Form 5500 filed annually.

The guidelines are as follows:

o Retirement of Officer - must be at least 55 years or age with at least ten (10) years or service. Coverage will be provided for officer and spouse for life or until the officer dies and the spouse remarries. Dependent children are covered subject to the eligibility provisions of the Plan. Coverage will not be provided for the spouse and for dependents arising from the post-retirement marriage or remarriage of the retiree.

If retirement occurs prior to age 65, refer to chart below for percentage of benefit to be paid by the Association.

Retirement Age                                            Percentage Paid by Association
--------------                                            ------------------------------

      55                           . . .                                50%
      56                           . . .                                55%
      57                           . . .                                60%
      58                           . . .                                65%
      59                           . . .                                70%
      60                           . . .                                75%
      61                           . . .                                80%
      62                           . . .                                85%
      63                           . . .                                90%
      64                           . . .                                95%
65 and older                       . . .                               100%

If any other insurance option is selected from plans offered by the Association which is more expensive than the standard option, the Association will pay 30% of the cost difference between the two options multiplied by the above percentage.

- Death of an Officer prior to retirement - spouse covered 100% under the plans in effect at the time of officer's death or similar plans selected from future Association plans offered. Coverage remains in effect until spouse dies or remarries. Dependent children are covered subject to the eligibility provisions of the policy.

Page 2
Retirement Medical and Dental Benefits
Policy for Senior Officers
July l, 1993



EXAMPLES (Retirement before age 55)

1)       Retires at age 62 and selects standard medical and dental options:

                                             Association              Officer
Monthly Cost                                 Cost                     Cost
------------                                 ----                     ----

$600.00   x    .85            =              $510.00                  $90.00

2) Retiree chooses the more expensive medical and dental options, $900.00 per month.

Standard                                     Association              Officer
Cost            Supplement *                 Cost                     Cost
----            ------------                 ----                     ----

$510.00   + (.30 x 300 x .85) =              $586.50                  $313.50



*        30% - Additional cost paid by the Association.
         $300 - Difference between standard options and the higher options. 85% - Early retirement percentage from the chart.


EXAMPLES (Retirement on or after age 65)

1        Retiree selects the standard medical and dental options.
         Association pays the full monthly cost of $600.00.

2) Retiree chooses the more expensive medical and dental options, $900 per month.

Standard                                     Association              Officer
Cost         Supplement                      Cost                     Cost
----         ----------                      ----                     ----

$600.00    + (.30 x 300)      =              $690.00                  $210.00

Astoria Federal reserves the right to amend or terminate this policy at any time.